                                                                   EXHIBIT 10.49


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

This Amendment is made as of February 12, 1996 ("Amendment") to supplement and amend that certain Loan and Security Agreement dated as of August 7, 1995 and all documents related thereto (collectively, the "Loan Agreement") between HELLER FINANCIAL, INC., a Delaware corporation ("Lender") and BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"). Any capitalized terms used herein and which are defined in the Loan Agreement shall have the meaning set forth in the Loan Agreement. Where a textual passage is amended in part only, new language may be shown double underlined, deleted language may be shown in
                          =================
*strikeout*, and ... (an ellipsis) may be used for language that is unmodified. Such double underlining, strike out and ellipses as used herein are for convenience only to illustrate changes from the Loan Agreement, and are not part of the Loan Agreement as amended.

                             PRELIMINARY STATEMENT
                             ---------------------

   A. Pursuant to the Loan Agreement, Lender has made to Borrower various Advances;

   B. Borrower desires to increase the available facility under the Loan Agreement to $7,500,000 (the "Increased Facility"), with availability to be shared between the Loan Agreement and that Purchase and Sale Agreement dated as of August 7, 1995 by and between Lender and Borrower ("Sale Agreement"). Lender is willing to comply with Borrower's request, subject to the terms and conditions set forth below.

   NOW, THEREFORE, it is hereby agreed as follows:

   1.  AMENDMENT OF DEFINITIONS; ADDITIONAL DEFINITIONS.
       ------------------------------------------------

       1.1 The definitions of "Facility Expiration Date" and "Facility Funding Period" shall be deleted in their entirety.

       1.2  New definitions, Purchase and Sale Agreement, Lockbox Compliance
                             ---------------------------  ------------------
       Ratio and Lockbox Compliance Ratio Covenant, shall be added as follows:
       -----     ---------------------------------

               "Purchase and Sale Agreement or Sale Agreement:  that certain
                ---------------------------    --------------
            Purchase and Sale Agreement dated as of August 7, 1995 between Borrower and Lender, as amended from time to time."

               "Lockbox Compliance Ratio shall have the meaning set forth in
                ------------------------
            Exhibit O -- Lockbox Compliance Certificate."

               "Lockbox Compliance Ratio Covenant:  a requirement that the
                ---------------------------------
            Lockbox Compliance Ratio, as set forth in the most recently due Lockbox Compliance Certificate, expressed as a percentage, be equal to or greater than eighty percent (80%)."

       1.3  The definition of Acquisition Cost shall be amended to read as
                              ----------------
       follows:

               "Acquisition Cost: all costs and expenses incurred by an End-User
                ----------------
            (in the case of installment/conditional sales contracts) or by Borrower (in the case of any Leases with Borrower as lessor) in connection with the acquisition of any Eligible Equipment, including, without limitation, sales or use taxes, freight or installation costs, and license fees, but excluding any down payments or deposits (including security deposits) made by End-
                     =========================================
            User."

       1.4  The definition of Collection Agent shall be amended to read as
                              ----------------
   follows:

               "Collection Agent: XEROX ADMINISTRATIVE SERVICES, PARISH
                ----------------
            FINANCIAL SERVICING CO., L.P., or any successor entity jointly
                                                                   =======
            approved by Lender and Borrower which is authorized to service,
            ========================================
            administer and collect remittances due from End-Users under Facility Contracts."

       1.5  The definition of Loan Repayment Amount shall be amended to read as
                              ---------------------
   follows:

               "Loan Repayment Amount: with respect to an Advance at any time,
                ---------------------
            the aggregate unpaid principal of, and accrued interest (including any interest accrued at the Default Rate) computed in accordance
                                                      ======================
            with the Rule of 78's, on such Advance."
            ======================

       1.6  The definition of Lockbox Agreement shall be amended to read as
                              -----------------
   follows:

               "Lockbox Agreement: the agreement among Borrower, Collection
                -----------------
            Agent and Lender, substantially in the form attached hereto as Exhibit F and subject to Lender's approval, which shall set forth
                      ================================
            the terms, conditions and provisions of the Lockbox."

   2.  AMOUNT.  Section 2.2.1 shall be amended to read as follows:
       ------

            "2.2.1  Amount.  The Facility is a term loan in the amount of up to
                    ------
       *Two* Seven Million Five Hundred Thousand Dollars  *($2,000,000)*
             =====         =====================
       ($7,500,000), less any amounts outstanding under the Sale Agreement,
       ===================================================================
       which, subject to the provisions of subsection 2.2.2 and Section 2.4 shall be made available to Borrower by Lender *during the Facility Funding Period.*"

   3.  EXTENSION OF FACILITY EXPIRATION DATE.  Section 2.3 shall be deleted in
       -------------------------------------
its entirety and replaced with the following:

            "2.3    Termination of Facility.  Upon not less than sixty (60)
                    -----------------------
       days' prior notice, either party may notify the other of its intention not to seek/provide any further financing hereunder; provided, however,
                                                            --------
       that notwithstanding the foregoing, all of Borrower's Obligations shall survive any expiration or termination of this Agreement and/or the termination of any Facility Contract."

   4.  PREPAYMENT.  Section 2.6 and all subsections thereunder shall be deleted
       ----------
in its entirety and replaced with the following:

       "2.6 Prepayment.
            ----------

            2.6.1   Voluntary Prepayment.  Borrower may prepay one or more
                    --------------------
       Advances under the Facility upon at least thirty (30) Business Days' prior notice received by Lender, by paying to Lender the amount of such prepayment, plus all accrued and unpaid interest (at the applicable Facility Funding Rate(s) or Default Rate) calculated in accordance with the "Rule of 78's", plus the amount of the Ordinary Prepayment Premium applicable thereto. Upon request by Borrower, Lender shall, as soon as practicable, provide to Borrower the amount of Borrower's Obligations which must be repaid to Borrower to satisfy the requirements of this paragraph.

            2.6.2   Mandatory Prepayment.
                    --------------------

                    (a)  Termination of Contract due to End-User Buyout. If an
                         ----------------------------------------------
            End-User voluntarily terminates a Facility Contract before its scheduled expiration by exercising an option to purchase the Facility Equipment, Borrower shall prepay the associated Advance within ten (10) Business Days of such termination by paying to Lender (i) the Loan Repayment Amount with respect to such Advance, along with (ii) the applicable Ordinary Prepayment Premium. Notwithstanding the foregoing, if Borrower elects to exercise its right of Permitted Substitution with respect to such terminated Facility Contract, no Ordinary Prepayment Premium shall be payable with respect thereto.

                    (b)  Casualty.  If any Equipment subject to an Advance is
                         ---------
            lost or damaged, and cannot be repaired or replaced with substantially similar Equipment by the first due date occurring not less than thirty (30) days after such loss or damage, Borrower shall prepay the associated Advance within ten (10) Business Days thereafter by paying to Lender the Loan Repayment Amount with respect to such Advance, and, to the extent Borrower is able to
                                     ---
            collect sufficient proceeds from the insurance carrier and/or the End-User, an amount to additionally reimburse Lender for costs incident to breaking its corresponding debt, which shall not exceed three percent (3%) of the principal amount prepaid, and which shall be evidenced by a certificate prepared by Lender showing, in reasonable detail, the calculation of such costs. No Ordinary Prepayment Premium shall be payable in respect to a mandatory prepayment made pursuant to this subsection.

                    (c)  Contract Event of Default.  If Borrower prepays an
                         -------------------------
            Advance pursuant to Section 8.3.3 hereof with respect to a Contract Event of Default, no Ordinary Prepayment Premium shall be payable by Borrower to Lender in connection with any such prepayment.

                    (d)  Early Termination without End-User Buyout.  If a
                         -----------------------------------------
            Facility Contract is voluntarily terminated by a End-User prior to the scheduled expiration, without the exercise of a purchase option, Borrower shall prepay the associated Advance within thirty (30) days of such event by paying to Lender the (i) Loan Repayment Amount and the (ii) Ordinary Prepayment Premium with respect to such Advance. Notwithstanding the foregoing, if Borrower elects to exercise its right of Permitted Substitution with respect to such terminated Facility Contract, no Ordinary Prepayment Premium shall be payable with respect thereto.

            2.6.3   No Other Prepayments Permitted.  No Facility Advance may be
                    ------------------------------
       prepaid except as otherwise expressly provided in this Agreement unless Borrower pays the Ordinary Prepayment Premium together with the Loan Repayment Amount for such Facility Advance.

            2.6.4   Involuntary Prepayment.  Any prepayment of the Advances
                    ----------------------
       received by Lender resulting from the exercise by Lender of any remedy available to Lender subsequent to the occurrence of a Borrower Event of Default and the acceleration of Borrower's Obligations shall be deemed to be a mandatory prepayment, and the applicable Ordinary Prepayment Premium shall be payable with respect thereto."

   5.  CONDITIONS TO CLOSING.  Section 4.2.4 shall be amended to read as
       ---------------------
follows:

            "4.2.4  Additional Conditions.  Borrower shall have re-satisfied the
                    ---------------------
       conditions set forth in Sections 4.1.5 (Performance; No Default), 4.1.6 (Approval of Loan Documents and Security Interests), and 4.1.7 (Material Adverse Change) hereof with respect to the requested Advance(s), and
                                                                      =====
       shall then be in compliance with the Lockbox Compliance Ratio Covenant
       ======================================================================
       and shall continue to be in compliance with such Lockbox Compliance Ratio
       =========================================================================
       Covenant upon the funding of the requested Advance."
       ==================================================

   6.  FINANCIAL STATEMENTS AND OTHER REPORTS.  Section 6.4 shall be amended to
       --------------------------------------
read as follows:

            "6.4    Financial Statements and Other Reports. Borrower shall
                    --------------------------------------
       maintain full and complete books of account and other records reflecting the results of Borrower's operations, all in accordance with GAAP, and shall furnish or cause to be furnished to Lender within:

                    (i) 120 days after the end of each year, the audited financial statements for such year for Borrower certified (without qualification as to the opinion or scope of examination) by a firm of independent certified public accountants selected by Borrower and satisfactory to Lender;

                    (ii)  Semi-annually, within 30 days of period end, computer
                          =====================================================
            diskettes/tapes containing all backup data regarding Borrower's
            ===============================================================
            portfolio, in format acceptable to Lender;
            =========================================

                    (iii) 30 days after the end of each quarter, (I) a true and
                                                                     ==========
            correct copy of the Lockbox statements for the preceding quarter,
            =================================================================
            (II) the completed Lockbox Compliance Certificate for the preceding
            ===================================================================
            quarter, in the form attached hereto as Exhibit O, (III) computer
            =================================================================
            diskettes/tapes containing all backup data regarding Facility
            =============================================================
            Contracts and Facility Equipment, in format acceptable to Lender;
            =================================================================
            and (IV) reports setting forth leasing, remarketing activities and
            ========
            insurance settlements with respect to all Facility Equipment;

                    (iv) 60 days after the end of each quarter, quarterly
            financial statements of Borrower;

                    (v) 30 days after the end of each month: reports setting
                    ===
            forth (I) any change in the identity or location of all Facility Equipment and (II) all cash applications pertaining to the Facility Contracts, and (III) amounts received and receivable due under each Facility Contract, including the amounts overdue and the period for which such amounts are overdue,

                    (vi) 10 days after receipt thereof by Borrower, copies of
                    ====
            all End-User financial statements required to be delivered to Borrower pursuant to the applicable Contract.

            All of the items described in clauses (ii) *and (iii)* through (v)
                                                                   ===========
            of this Section 6.4 shall be certified by a Responsible Officer of Borrower."

   7.  ADDITIONAL BORROWER EVENTS OF DEFAULT.  The following shall be added
       -------------------------------------
additional Borrower Events of Default under Sections 8.1(g) and (h) thereunder:
           --------------------------

            "(g)  if XEROX ADMINISTRATIVE SERVICES or PARISH FINANCIAL SERVICING
             ===  ==============================================================
       CO., L.P. shall give notice that it intends to terminate the Lockbox
       ====================================================================
       Agreement, and within the foregoing notice period, no substitute
       ================================================================
       Collection Agent shall have executed a Lockbox Agreement in form and
       ====================================================================
       substance acceptable to Lender.
       ==============================

             (h)  if Borrower shall have failed to comply with the Lockbox
             ===  ========================================================
       Compliance Ratio Covenant and such failure is not cured within sixty (60)
       =========================================================================
       days' notice from Lender to Borrower."
       =====================================

   8.  FORM OF FACILITY NOTE/EXHIBIT K.  The Form of Facility Note shall be
       --------------------------------
deleted, and the Exhibit K to this Amendment shall be substituted in its stead.

   9.  FORM OF LOCKBOX COMPLIANCE CERTIFICATE/EXHIBIT O.  An Exhibit O -- Form
       -------------------------------------------------
of Lockbox Compliance Certificate shall be added in the form attached to this Amendment as Exhibit O.

   10. INCREASED ADDITIONAL LOANS.  Subject to the satisfaction of the terms and
       --------------------------
conditions of this Amendment, the available facility under the Loan Agreement shall be increased from $2,000,000.00 to $7,500,000.00, less any amounts outstanding under the Sale Agreement, and Lender shall make available the Increased Facility subject to the conditions set forth in the Loan Agreement as amended.

   11. CONDITIONS OF INCREASED FACILITY.  The obligation of Lender to make
       --------------------------------
available the Increased Facility shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to the
Lender:

       11.1  Representations and Warranties.  The representations and warranties
             ------------------------------
   set forth in this Amendment and the Loan Agreement, where applicable, shall be true and correct as of February 12, 1996 and as of the date this Amendment is executed by Borrower.

       11.2  Delivery of Documents.  The following shall have been delivered to
             ---------------------
   Lender, each duly authorized and executed:

             (a) a Promissory Note in the form of Exhibit K attached hereto (the "Revised Facility Note"), in substitution of the Facility Note;

             (b) a certificate of incumbency of Borrower in the form of Exhibit 1 attached hereto, and a Unanimous Consent in the form of Exhibit 2 attached hereto;

             (c) a current certificate of good standing in the states in which Borrower is qualified or authorized to do business;

             (d) certified copies of any amendments to the articles of incorporation and by-laws of Borrower since the date such materials were last furnished to Lender; and

             (e) such other documents, certificates, consents and waivers as Lender may request.

       Upon delivery of all of the foregoing, and the satisfaction by Borrower of all conditions contained in this Amendment, the Facility Note shall be cancelled and delivered to Borrower, and thereafter all references in the Loan Agreement to the Note shall be deemed to refer to the Revised Facility Note.

       11.3  Closing Certificate.  Borrower shall deliver to Lender a closing
             -------------------
   certificate in the form of Exhibit 4 attached hereto, signed by the President, Vice President, Secretary or Treasurer of Borrower.

       11.4  Material Adverse Changes.  No event shall have occurred which has a
             ------------------------
   material adverse effect on (i) the financial condition, property, business, operations, prospects or profits of Borrower or the ability of Borrower to perform its obligations hereunder or under the Loan Agreement or (ii) the projections for financial performance of Borrower as set forth in any document or paper furnished to Lender by Borrower or its representatives.

   12. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to
       ------------------------------
Lender that all representations and warranties set forth in the Loan Agreement, as modified by this Amendment as applicable, are true, complete and accurate in all respects as of the date hereof.

   13. SURVIVAL OF ORIGINAL AGREEMENT.  Except as amended hereby, the Loan
       ------------------------------
Agreement shall remain in full force and effect, and Borrower shall continue to be subject to the security interests and liens granted thereunder.

   14. SUCCESSORS AND ASSIGNS. The terms hereof shall inure to the benefit of
       ----------------------
and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

   15. COUNTERPARTS. This Amendment shall not be effective unless and until it
       ------------
has been executed by all parties hereto. This Amendment may be executed in multiple counterparts, and signatures by facsimile shall be deemed acceptable.


                       SIGNATURE BLOCK ON FOLLOWING PAGE

   IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

BANKVEST CAPITAL CORP.                       HELLER FINANCIAL, INC.


By: ______________________________           By: _____________________________
Title: _____________________________    Title: ____________________________

Attest:


_________________________________

                                   EXHIBIT O
                                   ---------

                    Form of Lockbox Compliance Certificate
                    --------------------------------------

   LOCKBOX COMPLIANCE CERTIFICATE FOR THE QUARTER ENDED _______________

(A): TOTAL DOLLAR AMOUNT OF ALL CHECKS RECEIVED IN OUR LOCKBOX ON LOANS/LEASES ASSIGNED TO HELLER FINANCIAL, INC. ____________________./1/

(B): TOTAL DOLLAR AMOUNT OF ALL PAYMENTS RECEIVED ON LOANS/LEASES ASSIGNED TO HELLER FINANCIAL, INC. _________________________________.


LOCKBOX COMPLIANCE RATIO (A DIVIDED BY B)  ____________________.


________________________
     /1/Note: This amount should only include checks forwarded directly by the End-user to the Lockbox. It should not include checks forwarded to the Borrower and subsequently forwarded to the Lockbox.

                                   EXHIBIT K
                                   ---------

                        Form of Facility Promissory Note
                        --------------------------------

                      REVISED FULL RECOURSE FACILITY NOTE
                      -----------------------------------

Up to $*200,000.00* 7,500,000.00
                    ============
Chicago, Illinois                                                 August 7, 1995

For Value Received, BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"), promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), the principal sum of *Two* Seven Million Five Hundred
                                                   =====         ============
Thousand Dollars $*200,000.00* 7,500,000.00, or so much as is advanced by
========                       ============
Lender under the Facility, plus interest thereon and any other charges applicable thereto, all as set forth more fully in that certain Loan and Security Agreement dated of even date herewith and executed by and between Borrower and Lender (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in such Agreement, the applicable provisions of which are incorporated herein by this reference.

This Note is executed to evidence the Facility described in the Agreement. Each Facility Advance shall bear interest as provided in the Agreement. Interest which accrues on each Advance, together with the principal amount thereof, shall be payable in accordance with the applicable Amortization Schedule attached to each Contract Funding Request. Each payment described on such Amortization Schedule represents payment of interest as well as principal. The principal balance of the Facility, or any portion thereof, shall or may be prepaid as described in the Agreement.

If any payment to be made pursuant to this Note becomes past due for a period in excess of ten (10) days, Borrower shall pay to Lender on demand any late charges or other payments which Lender is entitled to receive from Borrower pursuant to the provisions of Article II of the Agreement.

At the election of the holder hereof, upon the occurrence of an Event of Default, the Facility, and all accrued and unpaid interest thereon, together with any other applicable charges, shall be and become immediately due and payable in full.

If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, Borrower promises and agrees to pay all costs of collection, including actual court costs and reasonable attorneys' fees.

Borrower for itself and its successors and assigns hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of Borrower hereunder or any guarantor hereof.

Lender or the holder hereof shall not be required to look to any Collateral or Additional Collateral for the payment of this Note, but may proceed against the undersigned in such manner as it deems desirable. None of the rights or remedies of Lender or the holder hereunder or under the Agreement are to be deemed waived or affected by any failure to exercise same. All remedies conferred upon Lender or the holder of this Note, the Agreement or any other instrument or agreement to which the undersigned is a party or under which any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at Lender's or the holder's option.

THIS PROMISSORY NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF ILLINOIS. BORROWER DOES HEREBY SUBMIT, AT LENDER'S ELECTION, TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL) HAVING A SITUS WITHIN THE COUNTY OF COOK AND THE STATE OF ILLINOIS WITH RESPECT TO ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE. BORROWER EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF BORROWER, WHICH SERVICE SHALL BE DEEMED COM PLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. BORROWER HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE COUNTY OF COOK, STATE OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY LENDER TO ENFORCE THE SAME IN ANY OTHER AP PROPRIATE JURISDICTION.

BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PROMISSORY NOTE. THIS WAIVER IS INTENDED TO BE EFFECTIVE WITH RESPECT TO ALL DISPUTES WHICH ARISE OUT OF THE PROMISSORY NOTE, THE LOAN DOCUMENTS OR PERTAIN TO THE TRANSACTIONS CONTEMPLATED THEREBY. THIS WAIVER IS IRREVOCABLE, AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SUCH WAIVER SET FORTH HEREIN SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PROMISSORY NOTE OR THE OTHER LOAN DOCUMENTS.

This Note shall be binding upon Borrower, its successors and assigns, and shall inure to the benefit of the successors and assigns of Lender.

THIS NOTE REPLACES THAT CERTAIN FACILITY NOTE OF EVEN DATE IN THE MAXIMUM
=========================================================================
PRINCIPAL AMOUNT OF $2,000,000 BETWEEN BORROWER AND LENDER.
===========================================================

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

BANKVEST CAPITAL CORP.


By: ____________________________________

Title __________________________________

                                   EXHIBIT 1
                                   ---------

                        FORM OF INCUMBENCY CERTIFICATE
                                      OF
                            BankVest Capital Corp.
                            ----------------------

The undersigned, being the duly elected ________________________ of BANKVEST CAPITAL CORP., a corporation formed pursuant to the laws of the State of Massachusetts (the "Company"), does hereby certify that the following persons currently are serving in the Company in the capacities set forth opposite each such name and that set forth opposite each such name is a true and correct specimen of the signature of such person:

          Name                     Title                    Signature
          ----                     -----                    ---------
____________________________  _______________________  ____________________

____________________________  _______________________  ____________________

____________________________  _______________________  ____________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day of February, 1996.

BANKVEST CAPITAL CORP.

By:_______________________

Title:____________________

                                   EXHIBIT 2
                                   ---------

              FORM OF UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                  AND SHAREHOLDERS OF BANKVEST CAPITAL CORP.

   We, the undersigned, being all of the Shareholders and all of the members of the Board of Directors of BankVest Capital Corp., a Massachusetts corporation (the "Company"), hereby do consent to the adoption of, and hereby do adopt, the following resolutions:

   WHEREAS, the Company and Heller Financial, Inc., a Delaware corporation ("Lender") entered into a Loan and Security Agreement dated as of August 7, 1995 ("Loan Agreement"), pursuant to which Lender agreed to make certain Advances to the Company;

   WHEREAS, there has been presented and reviewed by the President, Vice President, Secretary or Treasurer of the Company (i) a proposed form of an Amendment to Loan and Security Agreement ("Amendment") to be executed by and between Lender and the Company and (ii) proposed forms of certain other documents to be executed in connection with the consummation of the transactions contemplated by the Amendment (the "Related Amendment Agreements"). The Loan and Security Agreement, the Amendment and the Related Amendment Agreements shall hereinafter collectively be referred to as the "Loan Agreement". All other capitalized terms used herein which are not otherwise defined herein and which are defined in the Loan Agreement shall have the meaning set forth in the Loan Agreement;

   WHEREAS, pursuant to the terms of the Amendment, the Lender proposed to increase the amount of the available Facility Loans to $7,500,000 (the "Increased Facility"), less any amounts outstanding under that certain Purchase and Sale Agreement dated as of August 7, 1995, as amended from time to time;

   WHEREAS, as a condition precedent to the Increased Facility, Lender requires, inter alia, the execution and delivery by the Company of the Amendment and the other Related Amendment Agreements to which the Company is to be a party; and

   WHEREAS, the Board of Directors of the Company and the Shareholders of the Company deem it to be in the best interest of the Company to obtain the Increased Facility, and to execute and deliver the Amendment and all other Related Amendment Agreements to which the Company is to be a party, and to effect the transactions contemplated therein;

   NOW, THEREFORE, it is hereby resolved that the Company be and it hereby is authorized to execute and deliver to Lender the Amendment and each of the Related Amendment Agreements to which the Company is to be a party; and

   FURTHER RESOLVED, the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company to execute and deliver the Amendment, each of the Related Amendment Agreements to which the Company is a party, and all other documents, instruments, agreements and statements, which may be necessary to effectuate the transactions contemplated hereby and thereby, all of which shall be in the forms previously reviewed by the undersigned, or with such changes as the officer(s) executing the same shall approve, and the execution and delivery thereof by such officer(s) shall constitute the approval of the terms thereof;

   FURTHER RESOLVED, that the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company, to do and perform any and all other acts and to execute and deliver any and all other documents, instruments and certificates, which may be necessary, appropriate or desirable in order to consummate the transactions contemplated hereby.

   FURTHER RESOLVED, that these resolutions may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which, when taken together, shall be deemed to be one and the same instrument.

Dated: __________________________

DIRECTORS:

_______________________________

_______________________________

_______________________________

                                   EXHIBIT 4
                                   ---------

                            BANKVEST CAPITAL CORP.

                          FORM OF CLOSING CERTIFICATE
                          ---------------------------

Heller Financial, Inc.
One TransAm Plaza Drive -- Suite 222
Oakbrook Terrace, Illinois  60181

Ladies and Gentlemen:

Pursuant to that certain Loan and Security Agreement dated as of August 7, 1995 by and between BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"), and HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), as amended by the Amendment to Loan and Security Agreement ("Amendment") dated as of February 12, 1996; (collectively, "Loan Agreement"), and as an inducement to and part of the consideration for the Increased Facility (as defined in the Loan Agreement), the undersigned hereby warrants and represents to you that:

     1. All representations and warranties made by the undersigned in the Loan Agreement and the related documents are true and correct in all material respects as of the date hereof.

     2. No Event of Default exists (as such term is defined in the Loan Agreement).

DATED as of February ________________, 1996.

BANKVEST CAPITAL CORP.                        Attest:



By:______________________________             ______________________
Its:_____________________________

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

                      REVISED FULL RECOURSE FACILITY NOTE
                      -----------------------------------

Up to $7,500,000.00
Chicago, Illinois                                                 August 7, 1995

For Value Received, BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"), promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), the principal sum of Seven Million Five Hundred Thousand Dollars ($7,500,000.00), or so much as is advanced by Lender under the Facility, plus interest thereon and any other charges applicable thereto, all as set forth more fully in that certain Loan and Security Agreement dated of even date herewith and executed by and between Borrower and Lender (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in such Agreement, the applicable provisions of which are incorporated herein by this reference.

This Note is executed to evidence the Facility described in the Agreement. Each Facility Advance shall bear interest as provided in the Agreement. Interest which accrues on each Advance, together with the principal amount thereof, shall be payable in accordance with the applicable Amortization Schedule attached to each Contract Funding Request. Each payment described on such Amortization Schedule represents payment of interest as well as principal. The principal balance of the Facility, or any portion thereof, shall or may be prepaid as described in the Agreement.

If any payment to be made pursuant to this Note becomes past due for a period in excess of ten (10) days, Borrower shall pay to Lender on demand any late charges or other payments which Lender is entitled to receive from Borrower pursuant to the provisions of Article II of the Agreement.

At the election of the holder hereof, upon the occurrence of an Event of Default, the Facility, and all accrued and unpaid interest thereon, together with any other applicable charges, shall be and become immediately due and payable in full.

If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, Borrower promises and agrees to pay all costs of collection, including actual court costs and reasonable attorneys' fees.

Borrower for itself and its successors and assigns hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of Borrower hereunder or any guarantor hereof.

Lender or the holder hereof shall not be required to look to any Collateral or Additional Collateral for the payment of this Note, but may proceed against the undersigned in such manner as it deems desirable. None of the rights or remedies of Lender or the holder hereunder or under the Agreement are to be deemed waived or affected by any failure to exercise same. All remedies conferred upon Lender or the holder of this Note, the Agreement or any other instrument or agreement to which the undersigned is a party or under which any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at Lender's or the holder's option.

THIS PROMISSORY NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF ILLINOIS. BORROWER DOES HEREBY SUBMIT, AT LENDER'S ELECTION, TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL) HAVING A SITUS WITHIN THE COUNTY OF COOK AND THE STATE OF ILLINOIS WITH RESPECT
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TO ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR
RELATING TO THIS PROMISSORY NOTE. BORROWER EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF BORROWER, WHICH SERVICE SHALL BE DEEMED COM PLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. BORROWER HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE COUNTY OF COOK, STATE OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY LENDER TO ENFORCE THE SAME IN ANY OTHER AP PROPRIATE JURISDICTION.

BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PROMISSORY NOTE. THIS WAIVER IS INTENDED TO BE EFFECTIVE WITH RESPECT TO ALL DISPUTES WHICH ARISE OUT OF THE PROMISSORY NOTE, THE LOAN DOCUMENTS OR PERTAIN TO THE TRANSACTIONS CONTEMPLATED THEREBY. THIS WAIVER IS IRREVOCABLE, AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SUCH WAIVER SET FORTH HEREIN SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PROMISSORY NOTE OR THE OTHER LOAN DOCUMENTS.

This Note shall be binding upon Borrower, its successors and assigns, and shall inure to the benefit of the successors and assigns of Lender.

THIS NOTE REPLACES THAT CERTAIN FACILITY NOTE OF EVEN DATE IN THE MAXIMUM PRINCIPAL AMOUNT OF $2,000,000 BETWEEN BORROWER AND LENDER.

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

BANKVEST CAPITAL CORP.


By: ____________________________________

Title __________________________________

               INCUMBENCY CERTIFICATE OF BankVest Capital Corp.
               ------------------------------------------------

The undersigned, being the duly elected ________________________ of BANKVEST CAPITAL CORP., a corporation formed pursuant to the laws of the State of Massachusetts (the "Company"), does hereby certify that the following persons currently are serving in the Company in the capacities set forth opposite each such name and that set forth opposite each such name is a true and correct specimen of the signature of such person:

          Name                     Title                    Signature
          ----                     -----                    ---------

______________________   ____________________________  ____________________

______________________   ____________________________  ____________________

______________________   ____________________________  ____________________


IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day of February, 1996.


BANKVEST CAPITAL CORP.

By: _________________________

Title: ______________________

                              CLOSING CERTIFICATE
                              -------------------

Heller Financial, Inc.
One TransAm Plaza Drive -- Suite 222
Oakbrook Terrace, Illinois  60181

Ladies and Gentlemen:

Pursuant to that certain Loan and Security Agreement dated as of August 7, 1995 by and between BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"), and HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), as amended by the Amendment to Loan and Security Agreement ("Amendment") dated as of February 12, 1996; (collectively, "Loan Agreement"), and as an inducement to and part of the consideration for the Increased Facility (as defined in the Loan Agreement), the undersigned hereby warrants and represents to you that:

     1. All representations and warranties made by the undersigned in the Loan Agreement and the related documents are true and correct in all material respects as of the date hereof.

     2. No Event of Default exists (as such term is defined in the Loan Agreement).

DATED as of December  __________, 1995.

BANKVEST CAPITAL CORP.                            Attest:



By:______________________________        ______________________
Its: ______________________________

                  UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                  AND SHAREHOLDERS OF BANKVEST CAPITAL CORP.
    ______________________________________________________________________

   We, the undersigned, being all of the Shareholders and all of the members of the Board of Directors of BankVest Capital Corp., a Massachusetts corporation (the "Company"), hereby do consent to the adoption of, and hereby do adopt, the following resolutions:

   WHEREAS, the Company and Heller Financial, Inc., a Delaware corporation ("Lender") entered into a Loan and Security Agreement dated as of August 7, 1995 ("Loan Agreement"), pursuant to which Lender agreed to make certain Advances to the Company;

   WHEREAS, there has been presented and reviewed by the President, Vice President, Secretary or Treasurer of the Company (i) a proposed form of an Amendment to Loan and Security Agreement ("Amendment") to be executed by and between Lender and the Company and (ii) proposed forms of certain other documents to be executed in connection with the consummation of the transactions contemplated by the Amendment (the "Related Amendment Agreements"). The Loan and Security Agreement, the Amendment and the Related Amendment Agreements shall hereinafter collectively be referred to as the "Loan Agreement". All other capitalized terms used herein which are not otherwise defined herein and which are defined in the Loan Agreement shall have the meaning set forth in the Loan Agreement;

   WHEREAS, pursuant to the terms of the Amendment, the Lender proposed to increase the amount of the available Facility Loans to $7,500,000 (the "Increased Facility"), less any amounts outstanding under that certain Purchase and Sale Agreement dated as of August 7, 1995, as amended from time to time;

   WHEREAS, as a condition precedent to the Increased Facility, Lender requires, inter alia, the execution and delivery by the Company of the Amendment and the other Related Amendment Agreements to which the Company is to be a party; and

   WHEREAS, the Board of Directors of the Company and the Shareholders of the Company deem it to be in the best interest of the Company to obtain the Increased Facility, and to execute and deliver the Amendment and all other Related Amendment Agreements to which the Company is to be a party, and to effect the transactions contemplated therein;

   NOW, THEREFORE, it is hereby resolved that the Company be and it hereby is authorized to execute and deliver to Lender the Amendment and each of the Related Amendment Agreements to which the Company is to be a party; and

   FURTHER RESOLVED, the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company to execute and deliver the Amendment, each of the Related Amendment Agreements to which the Company is a party, and all other documents, instruments, agreements and statements, which may be necessary to effectuate the transactions contemplated hereby and thereby, all of which shall be in the forms previously reviewed by the undersigned, or with such changes as the officer(s) executing the same shall approve, and the execution and delivery thereof by such officer(s) shall constitute the approval of the terms thereof;

   FURTHER RESOLVED, that the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company, to do and perform any and all other acts and to execute and deliver any and all other documents, instruments and certificates, which may be necessary, appropriate or desirable in order to consummate the transactions contemplated hereby.

   FURTHER RESOLVED, that these resolutions may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which, when taken together, shall be deemed to be one and the same instrument.

Dated: __________________________

DIRECTORS:

_______________________________

_______________________________

_______________________________

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